UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01	Other Events.

On April 4, 2007, Indevus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that Institutional Shareholder Services (ISS) and Glass Lewis & Co., two of the world’s leading proxy advisory firms, both recommend that Indevus stockholders vote “FOR” the issuance of shares of Indevus common stock as part of Indevus’ acquisition of Valera Pharmaceuticals, Inc. Stockholders are to vote on the proposal at the company’s annual and special meeting of stockholders on April 17, 2007. Both firms also recommend that Indevus stockholders vote for each of the company’s other proposals to be presented at the meeting. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on April 4, 2007

Forward-Looking Statements

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA®, SANCTURA XR™ and NEBIDO®; the early state of products under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA XR and NEBIDO; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR and the manufacture of NEBIDO; dependence on third parties for manufacturing, marketing, and clinical trials; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; the ability to obtain the requisite Indevus and Valera stockholder approvals as well as complete the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; market acceptance for the transaction and approved products; risks of regulatory review and clinical trials; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; reliance on intellectual property and having limited patents and proprietary rights; dependence on market exclusivity, valuation of our Common Stock; risks related to repayment of debts; risks related to increased leverage; general worldwise economic conditions and related uncertainties; the effect of changes in governmental regulations and other risks. Indevus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Additional Merger Information and Where to Find It

In connection with the merger between Indevus and Valera, Indevus filed a registration statement on Form S-4 with the SEC, containing a joint proxy statement/prospectus and other relevant materials. Such joint proxy statement/prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This final joint proxy statement/prospectus was mailed on or about March 14, 2007 to the stockholders of Indevus and Valera. INVESTORS AND SECURITY HOLDERS OF INDEVUS AND VALERA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEVUS, VALERA AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials including supplements and amendments (when they become available), and any other documents filed by Indevus or Valera with the SEC, may be obtained free of charge at the SEC’s web site at: http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, MA 02421-7966, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512, Attn: Investor Relations.

Participants in the Merger Solicitation

Indevus, Valera and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Indevus and Valera in favor of the merger. Information about the executive offers and directors of Indevus and their ownership of Indevus common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006, as amended by the Annual Repot on Form 10-K/A filed with the SEC on January 26, 2007, and the joint proxy statement/prospectus for Indevus’ 2007 Annual and Special Meeting of Stockholders, which was filed with the SEC on March 13, 2007. Information regarding Valera’s director and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 22, 2007, and the joint proxy statement/prospectus for Valera’s 2007 Special Meeting of Stockholders, which was filed with the SEC on March 13, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: April 4, 2007	By:	/s/ Glenn L. Cooper
Glenn L. Cooper, M.D.
Chief Executive Officer and Chairman

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